UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2004
                                                         ----------------

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                      001-11421               61-0502302
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                     100 Mission Ridge
                 Goodlettsville, Tennessee                       37072
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         (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 1, 2004, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the fiscal 2004 third quarter, 2004 earnings guidance and 2005 operating initiatives, as well as the conference call to be held to discuss these matters. The news release is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.


ITEM 7.01. REGULATION FD DISCLOSURE

The information set forth in Item 2.02 above is incorporated herein by reference.

On December 1, 2004, the Company issued a news release regarding the declaration of a dividend and the authorization of a share repurchase program. The news release is attached hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. N/A

(b) Pro Forma Financial Information. N/A

(c) Exhibits. See Exhibit Index immediately following the signature page hereto.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 1, 2004            DOLLAR GENERAL CORPORATION
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                                   By:  /s/ Susan S. Lanigan
                                       -----------------------------------------
                                       Susan S. Lanigan
                                       Senior Vice President and General Counsel





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                                  EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

        99.1 News release dated December 1, 2004 regarding fiscal 2004 third quarter earnings.

        99.2 News release dated December 1, 2004 regarding dividend declaration and share repurchase authorization.